UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2018 (August 6, 2018)

Nxt-ID, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54960	46-0678374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Nxt-ID, Inc.

1627 U.S. Highway 1

Unit 206

Sebastian, FL 32958

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (203) 266-2103

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item	5.07 Submission of Matters to a Vote of Security Holders

On July 31, 2018, Nxt-ID, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) at the Company’s offices at 288 Christian Street, Hanger C 2nd Floor, Oxford, CT 06478. As described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 5, 2018, at the Annual Meeting the stockholders were asked to vote on three matters: (i) the election of directors, (ii) the ratification of the appointment of an independent registered public accounting firm, and (iii) the approval of the issuance of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), upon the conversion of the Series C Non-Convertible Voting Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”) issued in connection with the Company’s merger with Fit Pay, Inc., in an amount equal to 20% or more of the Company’s outstanding Common Stock.   Of the 24,434,623 shares of Common Stock and 2,000 shares of Series C Preferred Stock outstanding and entitled to vote as of June 29, 2018, the record date for the Annual Meeting, 19,665,480 shares of Common Stock were present at the Annual Meeting in person or by proxy. As such, a quorum was established at the Annual Meeting.   Proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to management’s nominees for directors. All nominees for director listed below were elected. The term of office of each director will be until the 2019 Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal. The final results of the election of directors are as follows:

Name	For	Withheld	Broker Non-Votes
Gino M. Pereira	5,107,225	940,778	13,617,477
Major General David R. Gust, USA, Ret.	5,176,415	871,588	13,617,477
Michael J. D’Almada-Remedios, PhD	5,067,421	980,582	13,617,477
Daniel P. Sharkey	5,199,736	848,267	13,617,477
John Bendheim	5,193,985	854,018	13,617,477
Michael J. Orlando	5,997,815	50,188	13,617,477

In addition, the stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 by a vote of 19,336,064 shares for the proposal; 153,178 shares against the proposal; and 176,238 abstentions. There were no broker non-votes.   Lastly, the stockholders approved the proposal to issue the Company’s Common Stock, upon the conversion of the Series C Preferred Stock issued in connection with the Company’s merger with Fit Pay, Inc., in an amount equal to 20% or more of the Company’s outstanding Common Stock by a vote of 5,395,316 shares for the proposal; 599,735 shares against the proposal; 52,952 abstentions; and 13,617,477 broker non-votes.   The Company will hold its stockholder advisory vote on executive compensation every three (3) years. As such, the Company’s next stockholder advisory vote on executive compensation shall be held at the 2020 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2018	NXT-ID, INC.

	By:	/s/ Gino M. Pereira
Name: Gino M. Pereira Title: Chief Executive Officer

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